Exhibit 10.4

Supplemental Agreement No. 37

to

Purchase Agreement No. 1977

between

The Boeing Company

and

American Airlines, Inc.

Relating to Boeing Model 737-800 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of April 25, 2014, (Supplemental Agreement Number 37) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1977 dated October 31, 1997, relating to Boeing Model 737-823 aircraft, as amended and supplemented (the “Purchase Agreement”) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, Boeing and Customer desire to revise the delivery of the 737-823 aircraft delivering in [*CTR] 2015 to [*CTR] 2015 agreeing to [*CTR] to [*CTR] 2015 and to [*CTR] to the existing [*CTR] 2015 [*CTR].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents:

The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a revised “Table of Contents,” attached hereto and identified with an “SA-37” legend is substituted in lieu thereof to reflect the changes made by this SA-37.

P.A. No. 1977 AAL	SA-37	Page 1

SPH-2042715-6

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Revision of Table 1F:

Table 1F entitled “Aircraft Delivery, Description, Price and Advance Payments – Purchased Aircraft” is deleted in its entirety and a revised Table 1F to revise the [*CTR] 2014 delivery to [*CTR] 2015, attached hereto and identified with an “SA-37” legend is substituted in lieu thereof to reflect the changes made by this SA-37.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ THE BOEING COMPANY	By:	/s/ AMERICAN AIRLINES, INC.

Its:	Attorney-In-Fact	Its:	Vice President – Fleet Planning

P.A. No. 1977 AAL	SA-37	Page 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS

SA NUMBER

ARTICLES
SA-21
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1	Aircraft Delivery, Description, Price and Advance Payments	SA-29

1A	Aircraft Delivery, Description, Price and Advance Payments – [*CTR]	SA-33

1B	Aircraft Delivery, Description, Price and Advance Payments – Exercised MADP Aircraft	SA-33

1C	Aircraft Delivery, Description, Price and Advance Payments – [*CTR]	SA-33

1D	Aircraft Delivery, Description, Price and Advance Payments – Boeing Sky Interior Aircraft	SA-33

1E	Aircraft Delivery, Description, Price and Advance Payments – SA-34 Exercised Aircraft	SA-34

1F	Aircraft Delivery, Description, Price and Advance Payments – Purchased Aircraft	SA-37

EXHIBITS

A	Aircraft Configuration
A1	Aircraft Configuration	SA-33
A2	Aircraft Configuration	SA-33
B	Aircraft Delivery Requirements and Responsibilities
C	Defined Terms

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment Airframe and Optional Features	SA-20
BFE1	BFE Variables	SA-35
CS1	Customer Support Variables
SLP1	Service Life Policy Components
EE1	Engine Escalation, Engine Warranty and Patent Indemnity

P.A. No. 1977 Table of Contents	BOEING PROPRIETARY	SA-37 Page 1

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

SA NUMBER
LETTER AGREEMENTS 6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757,767

and 777 Aircraft

~~6-1162-AKP-072R1~~	[*CTR]
Terminated Per AAL-PA-1977-LA-1105595

6-1162-AKP-073	Accident Claims and Litigation

6-1162-AKP-074R2	Business Considerations

6-1162-AKP-075R1	Aircraft Purchase Rights and Substitution Rights	SA-35
	- Attachment A	SA-35
	- Attachment B	SA-35
	~~- Attachment C~~	SA-35

6-1162-AKP-076	Aircraft Performance Guarantees

6-1162-AKP-077	Spares Matters

6-1162-AKP-078	Model 737 Miscellaneous Commitments

6-1162-AKP-079	[*CTR] Sharing

6-1162-AKP-080	Installation of Cabin Systems Equipment

6-1162-AKP-081	Model 737 Maintenance Cost Commitment

6-1162-AKP-082	Confidentiality

6-1162-AKP-083	Model 737 Introduction Cost Commitment

6-1162-AKP-084	Performance Retention Commitment

6-1162-AKP-085	Component Reliability Commitments

6-1162-AKP-117	Delivery Schedule

6-1162-SSM-1405R1	Multiple Operating Weight Program Attachment B	SA-35
	- Attachment B	SA-35

6-1162-CLO-1035	Aircraft Performance Guarantees	SA-28

AAL-PA-1977-LA-1105509	Aircraft Performance Guarantees, 737-700	SA-35

AAL-PA-1977-LA-1105511	Aircraft Performance Guarantees, 737-900ER	SA-35

6-1162-CLO-1038	Advance Payments and Permitted Transactions	SA-31

P.A. No. 1977 Table of Contents	BOEING PROPRIETARY	SA-37 Page 2

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

SA NUMBER

LETTER AGREEMENTS, Continued 6-1162-CLO-1082	Advance Payments and Permitted Transactions 2	SA-32

AAL-PA-1977-LA-01073	Advance Payments and Permitted Transactions 3	SA-34

AAL-PA-1977-LA-1105271	Advance Payments and Permitted Transactions 4	SA-35

AAL-PA-1977-LA-1105272R1	Business Considerations 2	SA-36

AAL-PA-1977-LA-1105616	Open Configuration Matters	SA-35

AAL-PA-1977-LA-1105863	Performance Guarantees for Rights Aircraft	SA-35

AAL-PA-1977-LA-08834	Business Considerations 3	SA-36

AAL-PA-1977-LA-08835	[*CTR]	SA-36

AAL-PA-1977-LA-1106665	[*CTR]	SA-36

AAL-PA-1977-LA-1106666	[*CTR]	SA-36

AAL-LA-1106678	Assignment Matters	SA-36

P.A. No. 1977 Table of Contents	BOEING PROPRIETARY	SA-37 Page 3

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1F To Purchase Agreement No. 1977

737-800 Aircraft Delivery, Description, Price and Advance Payments Purchased Aircraft

irframe Model/MTOW:	737-800	[*CTR] pounds	Detail Specification: [*CTR] (as may be subsequently amended)
Engine Model/Thrust:	CFM56-7B24	[*CTR] pounds	Airframe Price Base Year/Escalation Formula:	[*CTR]
Airframe Price:		[*CTR]	Engine Price Base Year/Escalation Formula:
Optional Features:		[*CTR]

Sub-Total of Airframe and Features:		[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*CTR]	Base Year Index (ECI):	[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):		[*CTR]	Base Year Index (CPI):	[*CTR]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR]
Seller Purchased Equipment (SPE) Estimate:		[*CTR]
Deposit per Aircraft:		[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[*CTR] [*CTR]	[*CTR] [*CTR]	[*CTR] [*CTR]	Total [*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA-01977 57184-1F.TXT	Boeing Proprietary SA-37	Page 1

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1F To Purchase Agreement No. 1977

737-800 Aircraft Delivery, Description, Price and Advance Payments Purchased Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimat Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[*CTR] [*CTR]	[*CTR] [*CTR]	[*CTR] [*CTR]	Total [*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2014	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA-01977 57184-1F.TXT	Boeing Proprietary SA-37	Page 2

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1F To Purchase Agreement No. 1977

737-800 Aircraft Delivery, Description, Price and Advance Payments Purchased Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimat Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[*CTR] [*CTR]	[*CTR] [*CTR]	[*CTR] [*CTR]	Total [*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2015	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA-01977 57184-1F.TXT	Boeing Proprietary SA-37	Page 3

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1F To Purchase Agreement No. 1977

737-800 Aircraft Delivery, Description, Price and Advance Payments Purchased Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimat Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[*CTR] [*CTR]	[*CTR] [*CTR]	[*CTR] [*CTR]	Total [*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA-01977 57184-1F.TXT	Boeing Proprietary SA-37	Page 4

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1F To Purchase Agreement No. 1977

737-800 Aircraft Delivery, Description, Price and Advance Payments Purchased Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimat Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[*CTR] [*CTR]	[*CTR] [*CTR]	[*CTR] [*CTR]	Total [*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
	Total:	100

*	Per SA-37, originally a [CTR] 2015 delivery, revised to [*CTR] 2015, [*CTR], Advance Payment Price based on [*CTR] Advance Payment Base Price.

AAL-PA-01977 57184-1F.TXT	Boeing Proprietary SA-37	Page 5

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]